EXHIBIT 10.1

CONSENT AGREEMENT

CONSENT AGREEMENT, dated as of January 17, 2025 (this “Agreement”), among Paramount Group Operating Partnership LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto (collectively, the “Lenders”), and acknowledged by Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement referenced below.

WHEREAS, the Borrower, Paramount Group, Inc., a Maryland corporation (the “REIT”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, are party to that certain Second Amended and Restated Credit Agreement, dated as of December 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent that it intends to sell a 45% indirect equity interest in the Unencumbered Property Subsidiaries that own the Unencumbered Eligible Property located at 900 Third Avenue, New York, New York (the “Property”) to an unaffiliated third-party purchaser (the “Proposed Disposition”);

WHEREAS, in connection with the Proposed Disposition, the Borrower is requesting that 900 Third Avenue, L.P. and 900 Third GP, LLC (the “Property Guarantors”) be released from their obligations under the Guaranty concurrently with the consummation of the Proposed Disposition (the “Proposed Release”);

WHEREAS, Section 7.05(f) of the Credit Agreement permits a Disposition of an Unencumbered Eligible Property or of any Unencumbered Property Subsidiary upon satisfaction of the conditions set forth in such section;

WHEREAS, Section 11.19(b) of the Credit Agreement permits the release of any Subsidiary Guarantor that becomes an Excluded Subsidiary upon satisfaction of the conditions set forth in such section;

WHEREAS, the Borrower has advised the Administrative Agent that upon consummation of the Proposed Disposition and the Proposed Release it will not satisfy clause (ii) of the Minimum Property Condition;

WHEREAS, the Borrower has requested that the Lenders waive the provisions of Section 7.05 of the Credit Agreement to the extent necessary to permit the Borrower to consummate the Proposed Disposition and waive the provisions of Sections 11.19(b) of the Credit Agreement to the extent necessary to permit the consummation of the Proposed Release (the “Disposition and Release Waiver”).

WHEREAS, the Borrower has also requested that the Lenders consent to an increase of the maximum Secured Leverage Ratio permitted under Section 7.11(b) from 50% to 60% for the period commencing on the Effective Date and continuing through and including June 30, 2025 (the “Temporary Secured Leverage Increase”); and

WHEREAS, the Lenders party hereto, that constitute Required Lenders, have agreed to provide the Disposition and Release Waiver and consent to the Temporary Secured Leverage Increase, in each case, as set forth herein, solely upon the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Consent.
1.1
Disposition and Release Waiver. By its signature below, each Lender party to this Agreement hereby (i) consents to the consummation of the Proposed Disposition and the Proposed Release and agrees to waive the provisions of Section 7.05 of the Credit Agreement solely to the extent necessary to permit the consummation of the Proposed Disposition and the provisions of Section 11.19(b) solely to the extent necessary to permit the consummation of the Proposed Release and (ii) agrees that during the period commencing on the Effective Date and continuing through and including June 30, 2025 (or such shorter period as may be agreed in writing by the Borrower and the Administrative Agent, the “Waiver Period”), the aggregate Unencumbered Asset Value of all Unencumbered Eligible Properties may be less than $900,000,000 for purposes of satisfying the Minimum Property Condition, so long as it is at least $500,000,000. For the avoidance of doubt, nothing herein is intended to constitute a waiver or limitation of the requirements of clauses (i) and (iii) of the Minimum Property Condition, which shall continue to apply at all times.
1.2
Temporary Secured Leverage Increase. In addition, by its signature below, each Lender party to this Agreement agrees that the Secured Leverage Ratio as of the last day of any fiscal quarter of the REIT ending during the Waiver Period may exceed 50% so long as such Secured Leverage Ratio does not exceed 60%.
1.3
As a condition to the above agreements by such Lenders, the Borrower hereby agrees (a) to irrevocably request a permanent reduction of the Lenders’ Revolving Credit Commitments under the Revolving Credit Facility from $750,000,000 to $450,000,000 to be effective on the Effective Date, and, by its signature below, each Lender party to this Agreement agrees that the notice requesting such reduction may be delivered on the Effective Date and hereby waives the minimum three Business Days’ notice requirement set forth in Section 2.08 of the Credit Agreement, and (b) that during the Waiver Period (i) it shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement if at any time the aggregate Unencumbered Asset Value of all Unencumbered Eligible Properties is less than $500,000,000, and (ii) the Borrower shall not be permitted to request, and the Borrower shall not request, any Borrowing if, after giving effect to such Borrowing, the Total Outstandings would exceed $200,000,000.
SECTION 2.
Conditions of Effectiveness. This Agreement shall become effective as of the first date (the “Effective Date”) that all of the following conditions precedent shall have been satisfied (or waived):
2.1
the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Borrower and Lenders constituting Required Lenders and acknowledged by the Administrative Agent;
2.2
the Borrower shall have delivered to the Administrative Agent an irrevocable notice requesting, in accordance with the terms of Section 2.08 of the Credit Agreement (other than the minimum three Business Days’ notice requirement), a permanent reduction of the Lenders’ Revolving Credit Commitments under the Revolving Credit Facility on the Effective Date from $750,000,000 to $450,000,000;

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2.3
immediately after giving effect to the Proposed Disposition and the Proposed Release the REIT and its Subsidiaries shall be in compliance, on a Pro Forma Basis, with the provisions of Section 7.11 of the Credit Agreement;
2.4
after giving effect to this Agreement, no Default shall have occurred and be continuing or would result under any other provision of the Credit Agreement after giving effect to the Proposed Disposition and the Proposed Release (including as a result of the failure to satisfy the Minimum Property Condition);
2.5
after giving effect to the consummation of the Proposed Disposition, each of the Property Guarantors and any new Subsidiaries created by the Borrower or any of its Subsidiaries in connection with the Proposed Disposition constitute Excluded Subsidiaries;
2.6
after giving effect to this Agreement, all representations and warranties contained in this Agreement shall be true and correct in all material respects, except any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification;
2.7
the Borrower shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer certifying that the conditions in clauses 2.3 through 2.6 above have been satisfied; and
2.8
as of the date all other conditions in this Section 2 are satisfied and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.
SECTION 3.
Representations and Warranties. After giving effect to this Agreement, the Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). In addition, the Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:
(a)
it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)
no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws or as have been duly obtained and are in full force and effect;
(c)
this Agreement has been duly executed and delivered on its behalf, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity; and

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(d)
the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law, except with respect to any breach or contravention or payment referred to in clauses (ii) and (iii), to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.
SECTION 4.
Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement includes the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 5.
Ratification.
(a)
The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower. The Borrower hereby (i) confirms and agrees that it is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.
(b)
This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, any L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any L/C Issuer or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6.
Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 7.
References. The Borrower acknowledges and agrees that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

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SECTION 8.
Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept Electronic Signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, each party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification and (b) upon the reasonable request of the Administrative Agent or any Lender, any Electronic Signature of any party to this Agreement shall, as promptly as practicable, be followed by such manually executed counterpart. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.
SECTION 9.
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.
Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 11.
Governing Law. This AGREEMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AGREEMENT and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.
SECTION 12.
Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARAMOUNT GROUP OPERATING PARTNERSHIP LP, a Delaware limited partnership

By: Paramount Group, Inc., a Maryland corporation, its General Partner

By:	/s/ Richard Reczka
Name:	Richard Reczka
Title:	Senior Vice President, Acquisitions
and Capital Markets

Signature Page to Paramount Consent Agreement

bank of america, n.a., as a Lender

By:	/s/ Thomas W. Nowak
Name:	Thomas W. Nowak
Title:	Senior Vice President

Signature Page to Paramount Consent Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kate Brown
Name:	Kate Brown
Title:	Vice President

Signature Page to Paramount Consent Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Amit Mudaliar
Name:	Amit Mudaliar
Title:	Vice President

Signature Page to Paramount Consent Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick T. Brooks
Name:	Patrick T. Brooks
Title:	Vice President

Signature Page to Paramount Consent Agreement

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP

Signature Page to Paramount Consent Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica W. Phillips
Name:	Jessica W. Phillips
Title:	Authorized Signatory

Signature Page to Paramount Consent Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Rikin Pandya
Name:	Rikin Pandya
Title:	Authorized Signatory

Signature Page to Paramount Consent Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

Signature Page to Paramount Consent Agreement

TD BANK, N.A., as a Lender

By:	/s/ Dana Muckstadt
Name:	Dana Muckstadt
Title:	Vice President

Signature Page to Paramount Consent Agreement

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Abdullah Dahman
Name:	Abdullah Dahman
Title:	Director

Signature Page to Paramount Consent Agreement

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Chong Tan
Name:	Chong Tan
Title:	Deputy GM

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Joanna Yu
Name:	Joanna Yu
Title:	VP

Signature Page to Paramount Consent Agreement

ING CAPITAL LLC, as a Lender

By:	/s/ Craig Bender
Name:	Craig Bender
Title:	Managing Director

By:	/s/ Nicolaas van Boekel
Name:	Nicolaas van Boekel
Title:	Director

Signature Page to Paramount Consent Agreement

ACKNOWLEDGED:

bank of america, n.a., as Administrative Agent

By:	/s/ Priscilla Ruffin
Name:	Priscilla Ruffin
Title:	AVP

Signature Page to Paramount Consent Agreement